UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 8, 2006




                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                         1-7832               75-1729843
              --------                         ------               ----------
  (State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
   incorporation or organization)                                Identification
                                                                    Number)




                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)


                                  817-252-8000
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-.13e-4(c))

Item 8.01   Other Events

         In a press release issued on February 8, 2006, Pier 1 Imports, Inc. announced that it has priced $150 million of convertible senior notes due 2036 in a private offering. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby filed.



Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

            (c) Exhibits.

            Exhibit No.       Description


            99.1 Press release dated February 8, 2006 issued by Pier 1 Imports, Inc.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PIER 1 IMPORTS, INC.

Date:        February 9, 2006      By:  /s/ Michael A. Carter
           ------------------           ------------------------------
                                        Michael A. Carter, Senior Vice President
                                        and General Counsel, Secretary

                                  EXHIBIT INDEX



           Exhibit No.        Description


           99.1 Press release dated February 8, 2006 issued by Pier 1 Imports, Inc.